UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7th, 2018

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Genesys Industries, Inc.

(Exact name of registrant as specified in its charter)

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Florida	333-213387	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 24th Ave E

Palmetto, Florida  34221

Tel: 941.722.3600
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On May 3rd 2018, Genesys Industries, Inc. (the “Company”) published a press release announcing that the company reported its financial results for the three-month and nine-month period ended March 31, 2018. The press release also announces the company filed its 10-Q and Reported Results for Quarter Ending March 31, 2018. A copy of the press release is attached hereto as Exhibit 99.1. to this report. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 8 – Other Events

Item 8.01. Other Events.

A copy of the press release is filed herewith as Exhibit 99.1.

Exhibit No.	Description
99.1	Press release, dated May 3, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 7, 2018		Genesys Industries, Inc.

	By:	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Financial Officer

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